GOODWILL	12 Months Ended
Dec. 31, 2012
GOODWILL
8.	GOODWILL

Goodwill allocated to reportable segments as of December 31, 2012 and 2011 and changes in the carrying amount of goodwill during the years ended December 31, 2012 and 2011 are as follows:

	Wireless Segment (“Wireless”)	Analog, MEMS and Microcontrollers Sector (“AMM”)	Digital Segment (“Digital”)	Total
December 31, 2010	923	88	43	1,054
Business Combinations	—	10	—	10
Foreign currency translation	(2)	(3)	—	(5)
December 31, 2011	921	95	43	1,059
Business Combinations	—	1	—	1
Foreign currency translation	1	2	—	3
Impairment loss	(922)	—	—	(922)
December 31, 2012	—	98	43	141

Goodwill as at December 31, 2011 is net of accumulated impairment losses of $64 million, of which $7 million relates to the AMM segment and $57 million relates to the Digital segment. Goodwill as at December 31, 2012 is net of accumulated impairment losses of $986 million, of which $922 million relates to the Wireless segment, $7 million relates to the AMM segment and $57 million relates to the Digital segment.

In 2012, the Company recorded on Wireless goodwill an impairment loss totalling $922 million.

During the third quarter of 2012, the Company performed its annual impairment campaign. The Company did not elect to perform a qualitative assessment on any of its tested reporting units. The impairment test was conducted following a two-step process. In the first step, the Company compared the fair value of the reporting unit to its carrying value. For Wireless, the fair value of the reporting unit, which was based on the latest five-year plan for the Wireless segment updated during the third quarter of 2012 and based on management’s best estimate about future developments of the Wireless business as well as market and customer assumptions, was lower than its carrying value and further testing was required. The Wireless’ fair value had to be allocated to all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in a hypothetical analysis that calculated the implied fair value of goodwill in the same manner as if the reporting unit was being acquired in a business combination. Based on preliminary analysis, the Company estimated in the third quarter of 2012 that the implied fair value of Wireless goodwill was lower than its carrying value. Due to the complexity required to estimate the fair value of the Wireless reporting unit in the first step of the impairment test and to estimate the fair value of all assets and liabilities of the Wireless reporting unit in the second step of the test, the preliminary fair value estimates were derived based on management’s best assumptions at that time. As a result, the Company recorded a preliminary impairment charge of $690 million for Wireless goodwill in the third quarter of 2012.

In December 2012, following the Company’s decision to exit ST-Ericsson by the end of 2013, which did not qualify as an asset held-for-sale or a discontinued operation, and taking into consideration the latest market dynamics, an impairment test was performed on Wireless reporting unit. Prior to conducting the step one of the goodwill impairment test for the Wireless reporting unit, the Company first evaluated the recoverability of the long-lived assets assigned to the Wireless reporting unit and concluded that some of the intangible assets had to be impaired, as described in Note 9. In determining the fair value of the Wireless reporting unit, the Company used an estimate of the expected discounted future cash flows associated with the reporting unit on the basis of a plan for the Wireless reporting unit that included management’s best estimate about future developments and scenarios to exit ST-Ericsson and the Wireless business evolution. Based on this analysis, there was no implied fair value of goodwill as at December 31, 2012. Therefore, the Company impaired the remaining amount of goodwill for the Wireless reporting unit, for a total of $232 million.